As filed with the Securities and Exchange Commission on October 1, 1999

                                                      Registration No. 333-70435

              ===================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------

                                 COCENSYS, INC.
             (Exact name of Registrant as specified in its charter)
                            -------------------------

                       Delaware                                33-0538836
   (State or other jurisdiction of incorporation or         (I.R.S. Employer
                     organization)                         Identification No.)
                            -------------------------
                              213 Technology Drive
                            Irvine, California 92618
                                 (949) 753-6100
          (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)
                            -------------------------
                  1995 Employee Stock Purchase Plan, As Amended
                     1998 Non-Officer Equity Incentive Plan
                              (Full title of plan)
                            -------------------------
                              Howard R. Udell, Esq.
                             c/o Purdue Pharma L.P.
                             100 Connecticut Avenue
                           Norwalk, Connecticut 06850
                                 (203) 853-0123

                       (Name, address, including zip code,
        and telephone number, including area code of agent for service)
                            -------------------------
                     Copies of all communications, including
               communications sent to the agent for service, to:

                              Stuart D. Baker, Esq.
                             Chadbourne & Parke LLP
                               1 Rockefeller Plaza
                               New York, NY 10112
                                  212-408-5100
                            -------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           -------------------------

     The Registrant hereby withdraws from registration any shares of its Common Stock registered hereby which remain unsold.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Norwalk, State of Connecticut, on this 1st day of October, 1999.

                                      COCENSYS, INC

                                      By: /s/ Stuart D. Baker
                                          --------------------------------------
                                          Stuart D. Baker
                                          Director



     Pursuant to the requirements of the Securities Act of 1933, the amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                Date

/s/ Stuart D. Baker                         Director             October 1, 1999
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Stuart D. Baker


/s/ Howard R. Udell                         Director             October 1, 1999
-----------------------------------------
Howard R. Udell



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